Successful Banking for 121 Years First M&F Corporation

2 This presentation may contain statements of First M&F Corporation’s strategies, plans and objectives, as well as estimates of future operating results for 2012 and beyond for First M&F Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company’s operations, pricing, products and services. Forward Looking Statement

3 First M&F Bank – An Established Southeast Bank  121 Years of Successful Community Banking  Assets $1.6 Billion / Deposits $1.4 Billion  6th Largest Mississippi based bank  Operate 36 branches throughout eight MSA’s in MS, AL, and TN  Lines of Business – Commercial Banking – Insurance – Asset Based Lending  Nasdaq Traded: FMFC  24% Insider Ownership

4 First M&F Bank Deposit Composition  A one-bank holding company operating as Merchants and Farmers Bank  Offer traditional banking products to commercial and consumer customers in our markets  Also offer complimentary banking products and related services including insurance, wealth management, mortgage banking and investments  Our core, low cost deposit base has been with us for many years and provides us a competitive advantage Non-interest bearing 17% NOW 30% MMDA 16% Savings 9%CD's < $100,000 15% CD's > $100,000 13% 71% Non- Certificate of Deposit Loan Composition C&I Loans 15% Commercial Real Estate 58% Residential Real Estate 19% Home Equity 4% Consumer 4% Source: 1Q earnings release.

5 Experienced Management Team Name/ Position Years with FMFC Years in Banking Industry Experience Hugh S. Potts, Jr. Chairman & Chief Executive Officer 39  Under his leadership FMFC has grown from $376M  Former Chairman of the Mississippi Bankers Association John G. Copeland Executive Vice President & Chief Executive Officer 8  over 35 years experience including audit, Treasury management, financial, and M&A Jeffrey B. Lacey President & Chief Banking Officer 24  Involved in developing and executing our business strategies  Lending, audit, and loan review experience  Board of Directors of the Mississippi Bankers Association

6  Net Income of $1,607,000 compared to $950,000 in the 1st Quarter of 2011  $0.12 Diluted EPS compared to $0.06 Diluted EPS in the 1st Quarter of 2011  Annualized Net Interest Margin improvement of 8 bps from 3.59% to 3.67%  Declining credit expenses – Net Charge-offs / Average Loans fell 22% and Foreclosed Property Expenses were down 38% in Q1’12 from Q1’11  Improved efficiencies seen as the Efficiency Ratio* (Operating Expense divided by Operating Revenue) continued to decline through the 1st Quarter of 2012 to 69.0% * Excluding Foreclosure Exp., Intangible Amortization and Securities Gains. NIM is FTE. 1st Quarter 2012 Highlights 1st Quarter 2012 Highlights

7  Net Income rose to $4.4 million compared to $4.0 million in 2010  Efficiency Ratio on an operating basis improved to 70.0% from 75.6% in 2010 (excludes Foreclosed Property Expense, Intangible Asset Amortization and Securities Gains. NIM is FTE)  NPAs / Assets dropped to 4.74% from 5.17% in 2010 (1) ; excluding TDRs, NPAs / Assets dropped to 3.49% from 4.05% in 2010  Leverage Ratio increased to 8.17% from 7.74% in 2010  Tier 1 Ratio increased to 10.84% from 10.05% in 2010 2011 Highlights (1) NPAs include Troubled Debt Restructurings 2011 Highlights

8 Our Story Effective Actions Consistent Trends Gathering Strength Growing Momentum

9  Continue Strong Credit Monitoring  Reduce Real Estate Owned  Diversify Lending into Consumer and Commercial (non-RE)  Build on Our Core Deposit Base  Increase Core Earnings  Grow EPS  Grow Existing Complimentary Fee Income Businesses  Continue to Control / Rationalize Expenses  Build Capital Strength and Funding Flexibility  Grow Shareholder Value Priorities

10  On the Right Track  Positive Momentum Building

11 Maintaining Net Interest Margin Dollars in millions. $11.6 $12.2 $12.6 $12.6 $13.0 $13.5 $13.4 $12.9 $13.2 3.16% 3.40% 3.60% 3.57% 3.59% 3.75% 3.72% 3.64% 3.67% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Net interest income (FTE) Net interest margin

12 3.93% 3.67% 3.29% 3.43% 3.59% 3.75% 3.72% 3.64% 3.67% 3.89% 3.60% 3.29% 3.39% 3.52% 3.54% 3.39% 3.45% 3.54% 3.00% 3.25% 3.50% 3.75% 4.00% 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 FMFC Peers* Net Interest Margin (%) Source: SNL Financial; Peer data for Q1’12 includes all available peer information as of 5/7/12 * Peers include major exchange institutions headquartered in AL, AR, FL, MS and TN with assets between $500 million and $2.5 bi llion Profitability – Net Interest Margin

13 65.6% 69.6% 77.2% 75.6% 70.0% 70.9% 68.2% 71.0% 69.0% 68.2% 72.6% 73.4% 76.0% 80.5% 72.8% 70.7% 75.1% 78.1% 60.0% 66.0% 72.0% 78.0% 84.0% 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Source: SNL Financial; Peer data for Q1’12 includes all available peer information as of 5/7/12 *Peers include major exchange institutions headquartered in AL, AR, FL, MS and TN with assets between $500 mil and $2.5 billion ** Efficiency Ratio adjusted to exclude Foreclosure Exp., Intangible Amortization and Securities Gains; NIM is FTE Efficiency Ratio (%) ** FMFC Peers* Profitability – Efficiency Ratio

14 $25.8 $22.2 $14.2 $16.0 $20.7 $20.5 $23.0 $20.7 $21.9 1.64% 1.36% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% $0.0 $6.0 $12.0 $18.0 $24.0 $30.0 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 (D ol la rs in m ill io ns ) Dollars in millions Quarterly earnings annualized in 2011 and 2012; PTPC adjusted for goodwill impairment in 2009 See Non-GAAP Financial Measures reconciliation in the presentation Appendices Profitability Trends Pre-tax Pre-Credit Earnings PTPC / Avg. Assets Consistent Core Profitability

15  Significant C&D Reduction since 12/31/07  Stable and Consistent C&I and 1-4 Family Loan Portfolios  Strong Owner-Occupied CRE Portfolio 2007 Loans: $1.22 Billion Q1 2012 Loans: $979 million C&D 24% 1-4 Family 22% CRE - Owner- Occupied 16% CRE - Non- owner- Occupied 11% CRE - Farm 6% Multifamily 3% Consumer & Other 5% C&I 13% C&D 7% 1-4 Family 25% CRE - Owner- Occupied 25% CRE - Non- owner- Occupied 17% CRE - Farm 4% Multifamily 4% Consumer & Other 5% C&I 13% Loan Composition

16 Achieving Loan Growth in Areas of Focus Evolving Loan Portfolio Emphasis on Small Business and C&I Lending Dollars in thousands. Year End Year End 3-Year 2008 2011 CAGR Commercial & Construction 745,699$ 574,505$ (8.3%) Residential Real Estate 209,697 186,815 (3.8%) Home Equity 45,791 37,024 (6.8%) Commercial & Agriculture 110,335 117,790 2.2% Asset-Based Loans 26,460 37,540 12.4% Consumer 38,613 42,666 3.4% Loans (Held for Investment) 1,176,595 996,340 (5.4%) Held for Sale 7,698 26,073 50.2% Total Loans 1,184,293 1,022,413 (4.8%)

17 NPLs, 90+ Days Past Due, OREO, Classified Loans Asset Quality Trends Dollars in millions (1) Excludes performing troubled debt restructurings  Asset quality improvement continues with four quarters of declining classified loan levels $24 $32 $30 $31 $33 $38 $35 $45 $33 $37 $33 $27 $17 $15 $140 $106 $107 $91 $80 $68 $57 $2 $1 $0 $1 $0 $1 $0 $0 $30 $60 $90 $120 $150 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 (D ol la rs in M ill io ns ) OREO NPLs Classified Loans 90+ Days Past Due and still accruing Asset Quality Trends

18 Consistently Reducing Nonperforming Loans * Effective Actions Dollars in millions. * Nonperforming loans = Nonaccrual loans plus Loans 90 days past due and still accruing ($28.3) ($2.8) ($7.3) $1.0 ($3.9) $3.7 ($4.2) ($6.7) ($9.1) ($2.9) ($30.0) ($20.0) ($10.0) $0.0 $10.0 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

19 80% reduction in Nonaccrual Loans from Peak Levels Nonaccrual Loans Nonperforming Loans = Nonaccrual + 90 Day Past Due Dollars in millions. $74.4 $14.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

20 Reserve Build as a % of NPL’s NPL = Nonaccrual + 90+ Day Past Due 51% 48% 50% 53% 47% 45% 56% 60% 84% 108% 0% 20% 40% 60% 80% 100% 120% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

21 Direct Credit Related Expenses Improving Credit Costs Net Loan Charge-Off’s OREO Related Expense Dollars in millions. $0 $10 $20 $30 $40 $50 2009 2010 2011 2012 Annualized $0 $10 $20 $30 $40 $50 2009 2010 2011 2012 Annualized

22 1. Texas ratio = (Non-Accrual Loans + Renegotiated Loans + OREO + Loans 90+ Days Past Due) / (Tangible Total Equity + Loan Loss Reserve) Excludes nonperforming securities. Adequate capital to support non-performing assets Texas Ratio 43% 76% 75% 62% 69% 70% 77% 71% 70% 71% 65% 63% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2009 FQ1 2009 FQ2 2009 FQ3 2009 FQ4 2010 FQ1 2010 FQ2 2010 FQ3 2010 FQ4 2011 FQ1 2011 FQ2 2011 FQ3 2011 FQ4 2012 FQ1 YTD Texas Ratio (1)

23 Successfully Generating Capital Through Earnings Capital Ratios 5.4% 7.6% 11.5% 5.5% 7.9% 11.8% 5.6% 8.0% 12.1% 5.6% 8.2% 12.1% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% Tang Common Equity / Assets (%) Leverage Ratio (%) Total Risk-based Capital Ratio (%) 1Q11 2Q11 3Q11 4Q11 1Q11 2Q11 3Q11 4Q11 1Q11 2Q11 3Q11 4Q11 See Non-GAAP Financial Measures reconciliation in the presentation Appendices

24 Project Implementations  Announced September 15, 2011  Positive overhead effects seen in 2011 and 2012  Closed a total of 5 branches  4 in Mississippi  1 in Alabama  Sold 1 Florida branch, expected to close in 2012  Staffing reduction of 11%  Annualized cost savings of $4 million Changes to Footprint Closed Branch – Sold Real Estate Sold Branch – Pending Branch Information Closed / Sold Location Closed Ridgeland, MS Closed Oxford, MS Closed Jackson, MS Closed Wilsonville, AL Closed Tupelo, MS Sold Niceville, FL Project McKinley

25  2.00% after-tax Rate  September 2018 (2% to 9%) Rate Increase  Community Development Financial Institution  Must be re-certified every 3 years  In addition to the Banks existing business, we will place a special emphasis on providing development services and financial products for CDFI-related investment areas and targeted populations  Common dividends limited to $0.01 per quarter What is CDCI Overview  September 2010, exchanged $30M of TARP Preferred for $30M of CDCI Preferred CDCI Preferred

26 2009 2010 2009 2011 2012 February 27, 2009: Entry to TARP  Senior Preferred Stock  Offering Size: $30 million  Dividend: 5.0% September 29, 2010: Conversion of TARP to CDCI  Preferred Stock  Offering Size: $30 million  Recognized $12.9 million non-taxible gain related  to conversion  Dividend: 2.0% September 15, 2011: Project McKinley  Annual cost savings: $4 mm  Staffing reduction of 11% September 15, 2011: Sale Pending on 1 Branch in FL  Expected to close in 2012 September 15, 2011: 5 Branches Closed  4 in Mississippi  1 in Alabama Cost Initiatives Capital Structure Key Takeaways  Lowered Preferred Dividend from 5% to 2%  Extended Preferred repurchase horizon through 2018  $4 million in annual cost savings from Project McKinley Recent Developments

27  On the Right Track  Positive Momentum Building

28 Attractive Funding Cost 0.87% 0.71% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Cost of funds Cost of total deposits See Non-GAAP Financial Measures reconciliation in the presentation Appendices

29 Transaction 47% Savings 9% Money Market 16% Retail Time 15% Jumbo Time 13% Transaction 31% Savings 9% Money Market 15% Retail Time 23% Jumbo Time 22% Our Deposit Base Is Still With Us Attractive Core Deposit Base 2008 2012 Cost of Deposits incl. non-int bearing DDA = 2.54% Cost of Deposits incl. non-int bearing DDA = 0.71% See Non-GAAP Financial Measures reconciliation in the presentation Appendices

30 Price / TBV of Mississippi, Alabama and Tennessee Based Banks Discounted Valuation Source: SNL Financial as of 4/26/12. 0% 100% 200% FSGI FMFC PFBX BKBK USBI BTFG FABK FBMS FHN RF CIZN BXS AUBN RNST PNFP TRMK HBHC 47% See Non-GAAP Financial Measures reconciliation in the presentation Appendices

31 Positive Momentum Building  9 Consecutive Quarters of Positive Net income  Cost of Funding Steadily Falling  Yield on Loans Held for Investment are Holding Steady, 5.79% in 4Q11  2 Years of Efficiency Ratio Improvement  Diversified Fee Income Sources Remain Strong  59% Reduction in Nonaccrual Loans over the Last 8 Quarters  $115 Million of Cash and Equivalents Remain for Future Deployment  72% of Deposits Comprised of Transaction, MMDA and Savings Accounts

32 Price Performance YTD Price Performance 2011 – YTD 8.4% 3.5% (19.0)% 17.4% (20.0)% 0.0% 20.0% 40.0% 60.0% 8.4% 11.4% 18.1% 54.6% (20.0)% 0.0% 20.0% 40.0% 60.0% Source: SNL Financial; YTD data as of 5/8/12 * Peers include major exchange institutions headquartered in AL, AR, FL, MS and TN with assets between $500 million and $2.5 billion FMFC Peers* KRX S&P 500 FMFC Peers* KRX S&P 500 Recent Market Performance

33 Our Story Effective Actions Consistent Trends Gathering Strength Growing Momentum

34 Appendices Non-GAAP Financial Measures

35 Reconciliation of Non-GAAP Measures Core Profitability Pre-Tax Pre-Credit 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 FTE Net Interest Income $55,277 $53,469 $49,076 $48,921 $12,955 $13,495 $13,449 $12,865 $13,181 Total Noninterest Income 21,357 21,125 20,343 18,669 4,678 4,456 4,959 5,343 4,830 Total Noninterest Expense 51,373 54,284 95,123 54,490 14,811 14,303 14,143 15,077 13,986 Foreclosed Property Expenses 552 1,913 7,283 2,946 2,353 1,468 1,483 2,047 1,456 Goodwill Impairment 0 0 32,572 0 0 0 0 0 0 PTPC $25,813 $22,223 $14,151 $16,046 $5,175 $5,116 $5,748 $5,178 $5,481 Annualizing Multiplier 1 1 1 1 4 4 4 4 4 Annualized PTPC $25,813 $22,223 $14,151 $16,046 $20,700 $20,464 $22,992 $20,712 $21,924 Average Assets $1,573,630 $1,621,703 $1,645,160 $1,590,942 $1,622,363 $1,598,871 $1,592,030 $1,564,284 $1,607,0 13 Annualized (in millions) 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Net Interest Income $55.28 $53.47 $49.08 $48.92 $51.82 $53.98 $53.80 $51.46 $52.72 PTPC $25.8 $22.2 $14.2 $16.0 $20.7 $20.5 $23.0 $20.7 $21.9 PTPC / Avg. Assets $1.64 $1.37 $0.86 $1.01 $1.28 $1.28 $1.44 $1.32 $1.36 Pre-tax pre-credit shows core profitability and filters out the effect of higher than historically normal credit costs and changes in effective tax rates.

36 Reconciliation of Non-GAAP Measures Capital Ratios ($000) Q1 '11 Q2 '11 Q3 '11 Q4 '11 Total Assets $ 1,607,500 $ 1,623,090 $ 1,586,867 $ 1,568,651 Total Intangible Assets $ 4,906 $ 4,799 $ 4,693 $ 4,586 Tangible Assets $ 1,602,594 $ 1,618,291 $ 1,582,174 $ 1,564,065 Total Preferred Equity $ 16,673 $ 16,962 $ 17,260 $ 17,564 Common Equity 91,006 93,091 93,520 92,032 Total Equity $ 107,679 $ 110,053 $ 110,780 $ 109,596 Total Intangible Assets 4,906 4,799 4,693 4,586 Tangible Equity $ 102,773 $ 105,254 $ 106,087 $ 105,010 Tang Common Equity/ Tang Assets (%) 5.37% 5.46% 5.61% 5.59% Tang Common Equity/ Tang Assets (%) - ROUNDED 5.4% 5.5% 5.6% 5.6% Tangible Common Equity shows the strength of common ownership equity and is a common measure of financial strength in the investment community.

37 Reconciliation of Non-GAAP Measures Funding Costs ($000) Q1 '12 Cost of Interest-Bearing Liabilities 1.03% Effect of Non-interest Bearing Deposits 0.16% Cost of Funds including Non-interest Bearing Deposits 0.87% Average Balance Rate Interest-Bearing Deposits 1,183,783 0.85% Non-Interest Bearing Deposits 225,610 0.00% Total Deposits 1,409,393 0.71% YTD '08 Average Balance Rate Interest-Bearing Deposits 1,091,310 2.96% Non-Interest Bearing Deposits 179,236 0.00% Total Deposits 1,270,547 2.54% Cost of funds including non-interest bearing deposits shows the weighted-average costs of an institution’s deposit mix, giving effect to the benefit gained from a higher level of non-interest bearing deposits.

38 Reconciliation of Non- GAAP Measures Discount Valuation - Price/TBV ($000) FMFC Close 4/26/12 $ 4.52 per share Tangible Book Value 3/31/12 $ 9.71 per share Price/TBV 47% 3/31/2012 Total Equity $ 111,355 Preferred Equity 17,877 Intangibles 4,479 Tangible Common $ 88,999 Shares Outstanding 9,162,721 Tangible Book Value 3/31/12 $ 9.71 Price to Tangible Book Value per Share (TBV) is commonly used by investors and analysts to value a company’s stock and compare to other investment opportunities.